                                                                EXHIBIT 10.01(b)


                            SUBORDINATION AGREEMENT
                            -----------------------

     THIS SUBORDINATION AGREEMENT is made this 3rd day of September, 1999, by MNP CORPORATION, a Michigan corporation ("Subordinated Creditor"), MERIDIAN NATIONAL CORPORATION, a Delaware corporation ("MNC"), OTTAWA RIVER STEEL CO., an Ohio corporation ("ORS"), ENVIRONMENTAL PURIFICATION INDUSTRIES COMPANY, an Ohio general partnership ("EPIC", and together with MNC and ORS, the "Borrowers") and NATIONAL BANK OF CANADA ("Lender").

                                   RECITALS
                                   --------

     A. Borrowers, along with certain other subsidiaries of MNC (the "Other Subsidiaries") have borrowed and will borrow monies from Lender, as evidenced by a certain Amended and Restated Loan and Security Agreement, of even date herewith, by and among Borrowers, the Other Subsidiaries and the Lender (the "Credit Agreement").

     B. Borrowers have entered into a Loan Agreement with Subordinated Creditor dated as of June 30, 1999 (the "MNP Loan Agreement") pursuant to which Borrowers have issued two promissory notes payable to Subordinated Creditor, each in the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) (collectively, the "Subordinated Notes").

     C. In order to induce the Lender, its successors, assigns or transferees, to extend the credits under the Credit Agreement (the "Loans"), and to grant renewals, or extensions, modifications, or amendments to the Loans, as the Lender may deem advisable, Subordinated Creditor desires to subordinate the indebtedness evidenced by the Subordinated Notes to any and all indebtedness, obligations and liabilities now or hereafter owing by Borrowers to the Lender in accordance with the provisions of the Credit Agreement.

                                  AGREEMENTS
                                  ----------

     NOW, THEREFORE, in consideration of the foregoing and to induce the Lender from time to time to make, extend or continue loans, credits or other financial accommodations to Borrowers, Subordinated Creditor, Borrowers and Lender agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1  Specific Definitions.
                  --------------------

     As used in this Agreement, the term:

     "Bankruptcy Code" means The Bankruptcy Code of 1978, as amended from time to time (11 U.S.C. Sections 101 et seq.), and any replacement or successor act which has a substantially similar purpose.

     "Borrowers" has the meaning set forth in the initial paragraph to this Agreement.

     "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State are authorized or required to close.

     "Collateral" means all property and interests in property now owned or hereafter acquired by Borrowers in or upon which a security interest, lien or mortgage is granted to Lender or Subordinated Creditor under the Credit Documents (as defined in the Credit Agreement) or the Subordinated Security Documents, respectively, including without limitation all property of Borrowers defined as Collateral in the Credit Agreement and the Security Agreement dated as of June 30, 1999 given by Borrowers to Subordinated Creditor, all proceeds and products thereof, but specifically excluding the Intervale Property, the EPI Property, and all proceeds or insurance proceeds thereto or thereof.

     "Credit Agreement" shall have the meaning set forth in the Recitals to this Agreement.

     "Enforcement Action" means, collectively or individually for one or both of Lender and/or Subordinated Creditor, to make demand for payment or accelerate the obligations of Borrowers, or any of them, repossess any of the Collateral, the Intervale Property or the EPI Property or commence the judicial enforcement of any of the rights and remedies under the Credit Documents, the Subordinated Security Documents or applicable law.

     "Enforcement Notice" means a written notice delivered by either Subordinated Creditor or Lender stating that an Event of Default has occurred and is continuing and that an Enforcement Action will be taken by the party providing such notice.

     "EPI Property" means the real property described on Exhibit "D", together with all buildings and other real property and interests in real property, and all proceeds or insurance proceeds thereto or thereof.

     "Financing Documents" means the collective reference to each and every note, instrument, security agreement, pledge agreement, guaranty agreement, mortgage, deed of trust, indemnity deed of trust, loan agreement, hypothecation agreement, indemnity agreement, letter of credit application, assignment, or any other document (whether similar or dissimilar to any of the foregoing) previously, simultaneously or hereafter executed and delivered by Borrowers or any other Person, singly or jointly with another Person or Persons, in connection with any of the Senior Indebtedness, including, without limitation, the "Credit Documents" as defined in the Credit Agreement, all as amended, modified, restated, substituted, extended and renewed at any time and from time to time.

     "Insolvency Proceeding" means any receivership, conservatorship, general meeting of creditors, insolvency or bankruptcy proceeding, assignment for the benefit of creditors, or any proceeding or action by or against a Borrower for any relief of debtors, readjustment of indebtedness, reorganization, dissolution, liquidation, compositions or extensions, or the appointment of any receiver, intervenor or conservator of, or trustee, or similar officer for Borrower or any substantial part of its properties or assets, including, without limitation, proceedings under the Bankruptcy Code, or under other federal, state or local statute, laws, rules and regulations, all whether now or hereafter in effect.

     "Intervale Mortgage" means the Second Mortgage from ORS to Subordinated Creditor dated as of June 30, 1999, pursuant to which ORS has granted Subordinated Creditor a mortgage and security interest in the Intervale Property.

     "Intervale Property" means (a) the real property described on Exhibit "B", together with all buildings, fixtures and other property and interests in property defined as the "Premises" in the Intervale Mortgage and (b) the machinery and equipment located on the Intervale Property as described in Exhibit C.

     "Lender" has the meaning set forth in the initial paragraph to the Agreement.

     "Lien" means any mortgage, deed of trust, deed to secure debt, grant, pledge, security interest, assignment, encumbrance, judgment, financing statement, lien or charge of any kind, whether perfected or unperfected, avoidable or unavoidable, consensual or non-consensual including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

     "Person" means an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated association, a government or political subdivision or agency thereof or any other entity.

     "Security" means any security agreement, pledge, pledge agreement, guaranty agreement, mortgage, deed of trust, deed to secure debt, trust deed, land trust, indenture, indemnity deed of trust, indemnification agreement, proceeding in
                                                                          --
rem, reimbursement agreement, financing statement, purchase agreement,
---
conditional sales contract, installment sales contract, collateral agreement, financing lease, letter of credit, bond, loan agreement, hypothecation agreement, deposit, financing statement or assignment, and also means any agreement, document, security device or arrangement, document, statutory lien, lien arising by operation of law, judgment or other lien, right of setoff, encumbrance, proceeding or other document or right, in whatever form or however arising, whether similar or dissimilar to the foregoing which directly or indirectly secures or enforces payment or performance of any Person against, or otherwise encumbers or gives notice of an encumbrance upon, the real property, personal property, rights or assets of any Person.

     "Senior Indebtedness" means all indebtedness, liabilities and obligations of Borrowers or any of them to the Lender of every kind and nature whatsoever, whether now existing or hereafter arising or created at any time including, without limitation, the "Obligations" as defined in the Credit Agreement and, further including, without limitation, such indebtedness, liabilities and obligations of Borrowers to the Lender (and to any Person which replaces financing provided by the Lender) (i) which are direct, indirect, contingent, primary, secondary alone, jointly with others, acquired directly or by assignment, due, to become due, unsecured, secured, future advances, incurred or assumed, (ii) which relate to or arise from the issuance of letters of credit, or guaranties, indemnifications or other similar agreements in favor of third parties made by the Lender at the request or for the benefit of any Borrower,
(iii) which are claims of subrogation, indemnification, reimbursement or contribution of the Lender against any Borrower or any other Person relating in any manner to obligations of any such Borrower or the Security, (iv) which are claims of whatever nature and whenever arising on account of the avoidance of payments or other transfers to or for the benefit of the Lender in Insolvency Proceedings or otherwise, or (v) which are claims (including, without limitation, claims arising or accruing after the commencement of Insolvency Proceedings by or against any Borrower or any assets of any Borrower, whether or not such claims are allowed) for principal, interest, expense payments, liquidation costs, and attorneys' fees and expenses, all of the foregoing whether arising under contract, by tort, at law, in equity or otherwise.

     "State" means the State of Ohio.

     "Subordinated Creditor" shall have the meaning set forth in the initial paragraph to this Agreement.

     "Subordinated Indebtedness" means any and all existing and future indebtedness, liabilities and obligations of Borrowers to Subordinated Creditor of every kind and nature whatsoever, with respect to the indebtedness evidenced by the Subordinated Notes or secured by the Subordinated Security Documents.

     "Subordinated Notes" means Borrowers' promissory notes described in EXHIBIT A to this Agreement.

     "Subordinated Security Documents" means the MNP Loan Agreement, the Security Agreement among Borrowers and Subordinated Creditor dated as of June 30, 1999, the Subordinated Notes in favor of Subordinated Creditor, the Second Mortgage dated June 30, 1999 from ORS to Subordinated Creditor, all as described in EXHIBIT A to this Agreement and related documents and financing statements.

     SECTION 1.2  Other Definitional Provisions.  Unless otherwise defined
                  -----------------------------
herein, all terms used herein which are defined by the Ohio Commercial Code shall have the meanings as assigned to them by this Agreement. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are references to sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. As used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Reference to any one or more of the Financing Documents and any of the Financing Documents shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified.

                                   ARTICLE 2

                                 SUBORDINATION

     SECTION 2.1  Subordinated Indebtedness.
                  -------------------------

     2.1.1 Except as set forth in Section 2.1.2, Subordinated Creditor hereby subordinates and postpones the payment and the time of payment of all of the Subordinated Indebtedness to and in favor of the indefeasible and full payment in cash and the time of payment of all of the Senior Indebtedness. Subordinated Creditor and Borrowers represent and warrant to the Lender that all existing Subordinated Indebtedness is described in EXHIBIT A attached hereto and made a part hereof.

     2.1.2 Until all of the Senior Indebtedness has been fully and indefeasibly paid in cash and there is no agreement between Borrowers and the Lender under which the Lender is required to or may make loans or provide other financial accommodations, Subordinated Creditor shall not, without the prior written consent of the Lender, ask, demand, accelerate (unless the Lender has accelerated the Senior Indebtedness), declare a default under, sue for, set off, accept or receive any payment of all or any part of the Subordinated Indebtedness; provided, however, that unless (i) there is an Event of Default under any of the Credit Documents (as defined in the Credit Agreement), (ii) any Borrower or its assets is the subject of Insolvency Proceedings, or (iii) such payment would reduce the Borrowers' Subordinated Indebtedness to Subordinated Creditor to an amount less than $1,500,000, Subordinated Creditor may receive and retain payments made by Borrowers pursuant to the Subordinated Notes; and provided further than upon an "Event of Default" as defined in the Intervale Mortgage, Subordinated Creditor may exercise or otherwise enforce its rights with respect to the Intervale Property and the EPI Property under the Intervale Mortgage and any mortgage related to the EPI Property and may receive and retain any proceeds from the sale, distribution or other application of the Intervale Property or the EPI Property in accordance with Section 3.3 hereof.

     2.1.3 Subordinated Creditor and Borrowers agree and warrant that any instrument, agreement, security or other writing now or hereafter evidencing all or any portion of the Subordinated Indebtedness shall bear on its face a clear and conspicuous legend that it is subject to the terms of this Agreement. Until all Senior Indebtedness has been indefeasibly paid in full in cash, Borrowers shall not issue any instrument, security or other writing (other than those, if any, described in EXHIBIT A) evidencing any part of the Subordinated Indebtedness or amend or modify in any respect any such instrument, security or other writing without the prior written consent of Lender.

     SECTION 2.2  Security.
                  --------

     2.2.1 Subordinated Creditor and Borrowers agree, represent and warrant that the Subordinated Indebtedness is not, and shall not be secured in any way directly or indirectly by any Security, except the Subordinated Debt Documents and any mortgage in favor of Subordinated Creditor with respect to the EPI Property.

     2.2.2 Subordinated Creditor hereby subordinates the lien and priority of Subordinated Creditor's existing and future Liens and other interests, if any, in and to the Collateral to the Lender's existing and future interest in the Collateral notwithstanding the time of attachment of the interests of the Lender or Subordinated Creditor or the time the Senior Indebtedness or the Subordinated Indebtedness is incurred. Notwithstanding anything to the contrary contained in this Agreement, under applicable law or otherwise, in the event that the Liens of the Lender are at any time unperfected with respect to any or all of the Collateral, the lack of perfection by the Lender as to any such Collateral shall not affect the validity, enforceability or priority of any Lien on the Collateral in favor of Subordinated Creditor. In any event, the Liens of Subordinated Creditor shall have priority over any and all other Liens in favor of any third party with respect to the Collateral (including, but not limited to any trustee under the Bankruptcy Code), and the Lender hereby appoints and constitutes Subordinated Creditor as the Lender's agent and bailee for purposes of perfection of the Liens of the Lender in the Collateral such that the Lien in favor of Subordinated Creditor shall be held by Subordinated Creditor for the benefit of the Lender and the proceeds of any disposition of the Collateral shall be and are in all respects subject to the priority of right to payment and satisfaction of first the Senior Indebtedness and then the Subordinated Indebtedness. The lien priorities provided in this Section shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of either the Senior Indebtedness or the Subordinated Indebtedness, nor by any action or inaction which the Lender or Subordinated Creditor may take or fail to take in respect of the Collateral, except as otherwise provided above in this subsection.

     2.2.3 Except as expressly permitted under the terms of Section 2.1.2 or 3.3 of this Agreement, until the Senior Indebtedness has been fully and indefeasibly paid in cash and there exists no agreement between Borrowers and the Lender under which the Lender is required to or may make loans or provide other financial accommodations, Subordinated Creditor shall not, without the prior written consent of the Lender, ask, demand, assign, declare a default under, sue for, liquidate, sell, foreclose, set off, collect, accept a surrender, receive any proceeds, petition, commence or otherwise initiate any Insolvency Proceedings (or join any other Person in so doing) against any Borrower or its assets or otherwise realize or seek to realize upon all or any part of the Collateral.

     2.2.4 In the event the Lender may from time to time execute releases, partial releases, terminations, reconveyances, subordinations or other documents releasing or otherwise limiting the Lender's interests in the Collateral, Subordinated Creditor agrees to execute and deliver at the same time such further documents as the Lender may require to effect a corresponding change to Subordinated Creditor's position in the same Collateral, but only in the following circumstances:

               (a) Borrowers are disposing of the Collateral in the ordinary course of its business;

               (b) Borrowers are disposing of the Collateral outside of the ordinary course of business for reasonably equivalent value which shall be applied (i) to the Senior Indebtedness, or (ii) to the acquisition of Collateral which shall secure both the Senior Indebtedness and the Subordinated Indebtedness; and

               (c) the Lender is disposing of the Collateral pursuant to the Uniform Commercial Code or other applicable laws and the proceeds are applied to the Senior Indebtedness.

     SECTION 2.3  Further Representations and Warranties. Subordinated Creditor
                  --------------------------------------
represents and warrants to the Lender that:

               (a) Subordinated Creditor is the exclusive legal and beneficial owner of the Subordinated Indebtedness and no part thereof has been assigned to or subordinated or subjected to any other security interest in favor of anyone other than the Lender;

               (b) true, correct and complete copies of all documents relating to the Subordinated Indebtedness in effect as of the date hereof have been furnished to the Lender;

               (c) the execution, delivery and performance of this Agreement is within the corporate powers of Subordinated Creditor, has been duly authorized by all necessary corporate action of Subordinated Creditor, and does not contravene any law, any provision of the certificate of incorporation or the by-laws of Subordinated Creditor or any agreement to, or any law, rule, order or regulation, which Subordinated Creditor is a party or by which it or its properties are bound; and

               (d) this Agreement has been properly executed and delivered and constitutes the valid and legally binding obligations of Subordinated Creditor and is fully enforceable against Subordinated Creditor in accordance with its terms.

     SECTION 2.4  Further Documents.  Subordinated Creditor and Borrowers agree
                  -----------------
they shall promptly execute such further documents and acknowledgments (including, without limitation, amendments to and releases of financing statements and other documents of record) as the Lender may reasonably require to confirm or evidence their respective obligations and the Lender's rights under this Agreement.

                                   ARTICLE 3

  DISTRIBUTIONS AND RECEIPTS; RIGHTS OF SUBORDINATED CREDITOR WITH RESPECT TO
                      INTERVALE PROPERTY AND EPI PROPERTY

     SECTION 3.1  Distributions, etc.
                  -------------------

     3.1.1     Except as otherwise expressly provided under the terms of
Section 3.3 of this Agreement, in the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of any Borrower or the proceeds thereof to creditors of such Borrower or to any indebtedness, liabilities and obligations of such Borrower, by reason of liquidation, dissolution or other winding up of such Borrower or such Borrower's business, or in the event of any sale or Insolvency Proceedings with respect to such Borrower or its assets, then in any
                                                                    ----
such event, any payment, distribution or benefit or any kind whatsoever or character, either in cash, securities or other property, whether or not on account of the Collateral, which shall be payable, deliverable or receivable upon or with respect to all or any part of the Subordinated Indebtedness shall be paid or delivered directly to the Lender for application to the Senior Indebtedness (whether due or not due and in such order and manner as the Lender may elect; and including, without limitation any interest accruing subsequent to the commencement of any such event or Insolvency Proceedings) until the Senior Indebtedness shall have been fully and indefeasibly paid in cash and satisfied.

     3.1.2 In connection with any Insolvency Proceedings, Subordinated Creditor agrees to take such steps as may be necessary to preserve Subordinated Creditor's claim with respect to the Subordinated Indebtedness. Subordinated Creditor hereby irrevocably authorizes and empowers the Lender, and irrevocably appoints the Lender Subordinated Creditor's attorney-in-fact, in the event that the Lender has reasonable cause to believe that Subordinated Creditor is not acting diligently so to preserve its claim, to (i) demand, sue for, collect and receive every such payment or distribution and give acquittance therefor, (ii) enforce claims comprising Subordinated Indebtedness in the name of the Lender, or the name of Subordinated Creditor, by proof of debt, proof of claim suit or otherwise; (iii) collect any assets of any Borrower (other than the Intervale Property or EPI Property or proceeds thereof) distributed, dividend applied by way of dividend or payment, or any such securities issued, on or account of Subordinated Indebtedness and apply the same, or proceeds of any realization upon the same, to Senior Indebtedness (whether due or not due in such order and manner as the Lender may elect) until all Senior Indebtedness shall have been indefeasibly paid in full in cash; (iv) vote claims compromising Subordinated Indebtedness to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension; (v) take generally any action which Subordinated Creditor might otherwise take; and (vi) take such other actions in the Lender's own name or in the name of Subordinated Creditor or otherwise, as the Lender may deem necessary or advisable to carry out the provisions of this Agreement.

     3.1.3 Subordinated Creditor hereby agrees to execute and deliver to the Lender such assignments, endorsements, releases, other documents or other instruments onto as may be reasonably requested by the Lender in order to enable the Lender to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Indebtedness and/or the Collateral, except for those payments which Subordinated Creditor is expressly permitted to receive and retain under the terms of Section 2.1.2 or 3.3 of this Agreement.

     SECTION 3.2  Receipts by Subordinated Creditor.  Should any payment or
                  ---------------------------------
distribution not permitted by the provisions of this Agreement or property or proceeds thereof be received by Subordinated Creditor upon or with respect to all or any part of the Subordinated Indebtedness and/or the Collateral prior to the full payment and satisfaction of the Senior Indebtedness, the Subordinated Creditor will immediately deliver the same to the Lender in precisely the form received (except for the endorsement or assignment of Subordinated Creditor when the Lender deems appropriate), for application to the Senior Indebtedness (whether due or not due and in such order and manner as the Lender may elect), and, until so delivered, the same shall be held in trust by Subordinated Creditor as property of the Lender. In the event of the failure of Subordinated Creditor to make any such endorsement or assignment, the Lender, or any of its officers or employees on behalf of the Lender, is hereby irrevocably authorized in its own name or in the name of Subordinated Creditor to make the same, and is hereby appointed Subordinated Creditor's attorney-in-fact for those purposes, that appointment being coupled with an interest and irrevocable.


     SECTION 3.3  Intervale Property; EPI Property.  Lender acknowledges and
                  --------------------------------
agrees that (a) Subordinated Creditor has a lien on the Intervale Property and all proceeds thereof, including insurance proceeds relating thereto, (b) Subordinated Creditor intends to put a lien on the EPI Property, and (c) Subordinated Creditor may make all determinations and take or omit to take all actions and exercise or refrain from exercising all rights and remedies Subordinated Creditor is permitted to make or take under (i) the Intervale Mortgage or by law with respect to the Intervale Property and (ii) any mortgage on the EPI Property or by law with respect to the EPI Property, all without any participation or joinder by Lender and without liability to Lender. Notwithstanding the foregoing, Subordinated Creditor agrees that it will not take an Enforcement Action with respect to the Intervale Property or the EPI Property without giving Lender an Enforcement Notice at least 30 days prior to the date such Enforcement Action is or will be taken. Subordinated Creditor further agrees that during the 180 day period after Lender gives Subordinated Creditor an Enforcement Notice, Subordinated Creditor with allow the Lender to utilize any part of the Intervale Property or EPI Property necessary to finish work on any work-in -process or existing customer orders at such time to the extent permitted by applicable law. The Lender shall compensate Subordinated Creditor for all utility, insurance and overhead costs and expenses directly incident to such use which may have otherwise been paid by Subordinated Creditor. Notwithstanding such use by Lender, Subordinated Creditor shall be permitted access to the Intervale Property and the EPI Property being used by the Lender at all reasonable times. To the extent Subordinated Creditor is otherwise in possession or control of any or all of the Intervale Property or EPI Property following the occurrence of any Event of Default, whether pursuant to an exercise of its rights and remedies under the Intervale Mortgage, any mortgage related to the EPI Property or otherwise, upon reasonable notice to Subordinated Creditors, Subordinated Creditors shall permit the Lender to enter upon the Intervale Property and the EPI Property to the extent permitted by applicable law for purposes of removing any or all of the Collateral located thereat.

     Notwithstanding anything in this Agreement to the contrary, Lender agrees that Subordinated Creditor shall be entitled to receive all proceeds of the Intervale Property and EPI Property derived through sale, liquidation, foreclosure or otherwise and that any such proceeds received by Lender shall be paid to Subordinated Creditor for application to the Subordinated Indebtedness in accordance with the Intervale Mortgage and any mortgage relating to the EPI Property.


                                   ARTICLE 4

                             ADDITIONAL AGREEMENTS

     SECTION 4.1  Consents, Waivers, etc.  Subordinated Creditor hereby consents
                  -----------------------
that at any time and from time to time and with or without consideration, the Lender may, without further consent of or notice to Subordinated Creditor and without in any manner affecting, impairing, lessening or releasing any of the provisions of this Agreement, renew, extend, change the manner, time, place and terms of payment of, sell, exchange, release, substitute, surrender, realize upon, modify, waive, grant indulgences with respect to and otherwise deal with in any manner: (a) all or any part of the Senior Indebtedness; (b) all or any of the Financing Documents; (c) all or any part of any property at any time included within the Collateral; and (d) any Person at any time primarily or secondarily liable for all or any part of the Senior Indebtedness and/or any collateral and security therefor, all as if this Subordination Agreement and any interest which Subordinated Creditor has in the Collateral did not exist.
Except as expressly set forth in this Agreement and except as required under
Article 8 or Article 9 of the applicable Uniform Commercial Code, Subordinated Creditor hereby waives demand, presentment for payment, protest, notice of dishonor and of protest with respect to the Senior Indebtedness, the Subordinated Indebtedness and/or the Collateral, notice of acceptance of this Agreement, notice of making of any of the Senior Indebtedness and notice of default under any of the Financing Documents.

     SECTION 4.2  Continuing Agreement.  This is a continuing Subordination
                  --------------------
Agreement until all of the Senior Indebtedness has been fully and indefeasibly paid in cash, until all of the Senior Indebtedness and all of the Subordinated Creditor's obligations to the Lender have been performed and satisfied, and until the Lender has no obligation or agreement to allow further Senior Indebtedness. Without implying any limitation on the foregoing, if at any time any payment, or portion thereof, made by, or for the account of, Borrower or any other on account of any of the Senior Indebtedness is set aside by any court or trustee having jurisdiction as a voidable preference or fraudulent conveyance or must otherwise be restored or returned by the Lender to Borrower or any other Person under any Insolvency Proceedings, Subordinated Creditor and Borrower hereby agree that this Agreement shall continue and remain in full force and effect or be reinstated, as the case may be, all as though any such payment had not been made and this Agreement had at all times remained in effect. Notwithstanding the foregoing, in the event Subordinated Creditor has received payment in full of the Subordinated Indebtedness and is entitled to retain such payment under the terms of this Agreement, this Agreement shall terminate and shall be of no further force or effect.

     SECTION 4.3  No Third Party Beneficiaries.  The provisions of this
                  ----------------------------
Agreement are solely for the benefit of the Lender, its successors and assigns, and to any Person which, with the Senior Lenders' concurrence, or in accordance with the terms of the Credit Agreement, replaces financing provided by any of the Lender, and no other parties or Persons whatsoever (including, without limitation, Borrowers and their respective successors and assigns) are intended to be benefitted in any manner whatsoever by this Agreement.

     SECTION 4.4  Transfers by Subordinated Creditor.  Subordinated Creditor
                  ----------------------------------
agrees that it will not, without the prior written consent of the Lender, subordinate, assign or transfer all or any part of the Subordinated Indebtedness or the Collateral to any Person other than the Lender.

     SECTION 4.5  Transfer or Assignment of Senior Indebtedness.  If any of the
                  ---------------------------------------------
Senior Indebtedness should be transferred or assigned by the Lender, this Agreement will inure to the benefit of the Lender's transferee or assignee to the extent of such transfer or assignment, provided that the Lender shall continue to have the unimpaired right to enforce this Agreement as to any of the Senior Indebtedness not so transferred or assigned.

     SECTION 4.6  Actions Upon Breach.
                  -------------------

     4.6.1 If Subordinated Creditor, contrary to this Agreement, commences or participates in any action or proceeding against any Borrower or the Collateral, Borrowers may interpose as a defense or dilatory plea the making of this Agreement, and Lender may intervene and interpose such defense or plea in the Lender's name or in the name of such Borrowers. Should Subordinated Creditor, contrary to this Agreement, in any way attempt to enforce payment of the Subordinated Indebtedness or any part thereof or to realize upon the Collateral or any part thereof, either Lender (in its own name or in the name of Borrowers), Borrowers themselves, or Lender and Borrowers, may restrain Subordinated Creditor from so doing, it being understood and agreed by Subordinated Creditor that (i) the Lender's and/or Borrower's damages from its actions may at that time be difficult to ascertain and may be irreparable, and
(ii) Subordinated Creditor waives any defense that Borrowers and/or that the Lender cannot demonstrate damage and/or can be made whole by the awarding of damages. Subordinated Creditor hereby irrevocably authorizes and empowers the Lender, and irrevocably appoints the Lender Subordinated Creditor's attorney-in-fact for the purpose of executing and delivering such assignments, endorsements, releases, other instruments and other documents which Subordinated Creditor is or may be required to execute and deliver under the terms of this Agreement.

     4.6.2 If any one or more of Subordinated Creditor or Borrowers contrary to this Agreement, makes, attempts to or threatens to make or receive any payment, take any action with respect to the security or take any action contrary to this Agreement, or fails to take any action required by this Agreement, the Lender may obtain relief by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by Subordinated Creditor and Borrowers that (i) the damages of the Lender from its actions at the time may be difficult to ascertain and may be irreparable and
(ii) Subordinated Creditor and Borrowers waive any defense or claim that Borrowers and/or the Lender cannot demonstrate damage and/or can be made whole by the awarding of damages.

     SECTION 4.7  Statement of Debt.  Subordinated Creditor and Borrowers will,
                  -----------------
at any time or times upon the reasonable request of the Lender, promptly furnish to the Lender a true, correct and complete statement of the outstanding Subordinated Indebtedness.

     SECTION 4.8  Lender Agreements.
                  -----------------

     4.8.1 The Lender agrees to provide to Subordinated Creditor, promptly after sending to Borrowers, copies of written notices advising Borrowers of events of default under or acceleration of the Senior Indebtedness.

     4.8.2 In the event the Lender has in its possession any proceeds of Collateral following the indefeasible repayment of the Senior Indebtedness, such proceeds shall be remitted to Subordinated Creditor for application to the Subordinated Indebtedness, unless the Lender is directed otherwise by court order.

     SECTION 4.9   Subrogation.  The Subordinated Creditor shall not be
                   -----------
subrogated to, or be entitled to any assignment of any Senior Indebtedness or evidence of any evidence of Senior Indebtedness or any Collateral until all Senior Indebtedness is indefeasibly paid and satisfied in full.

     SECTION 4.10  Bankruptcy Financing.  If any Borrower shall become subject
                   --------------------
to a proceeding under the Bankruptcy Code and if the Lender desires to permit the use of cash collateral and/or to provide financing to such Borrower under either Section 363 or Section 364 of the Bankruptcy Code, Subordinated Creditor agrees as follows: (a) adequate notice to the Subordinated Creditor shall be deemed to have been given to Subordinated Creditor if Subordinated Creditor receives actual notice two (2) business days prior to the entry of the order approving such financing, and (b) no objection will be raised by Subordinated Creditor to any such financing on the ground of a failure to provide "adequate protection" for Subordinated Creditor's junior lien on the Collateral or any other grounds, provided Subordinated Creditor retains a lien on and security interest in the post-petition Collateral to the extent and with the same priority as existed prior to the commencement of the proceeding under the Bankruptcy Code.

                                   ARTICLE 5

                                 MISCELLANEOUS

     SECTION 5.1   Additional Senior Indebtedness.  Nothing herein contained
                   ------------------------------
shall obligate the Lender to grant credit to, or continue financing arrangements with, any Borrower.

     SECTION 5.2   Delay in Enforcement, etc. No delay or failure on the part of
                   --------------------
the Lender to exercise any of its rights or remedies hereunder or now or hereafter existing at law or in equity or by statute or otherwise, or any partial or single exercise thereof, shall constitute a wavier thereof. All such rights and remedies are cumulative and may be exercised singly or concurrently and the exercise of any one or more of them will not be a waiver of any other. No waiver of any of the Lender's rights and remedies under this Agreement, and no modification or amendment of this Agreement shall be deemed to be made by the Lender unless the same shall be in writing, duly signed on behalf of the Lender, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair the rights and remedies of the Lender hereunder in any other respect at any other time.

     SECTION 5.3   Successors and Assigns.  This Agreement shall be binding upon
                   ----------------------
Subordinated Creditor and Borrowers and Subordinated Creditor's and Borrowers' successors and assigns and shall inure to the benefit of Lender and its successors and assigns, other holders or obligees under the Senior Indebtedness and any Person which, with the Lender's concurrence, or in accordance with the terms of the Credit Agreement, replaces financing provided by the Lender.

     SECTION 5.4  Headings.  The paragraph headings of this Agreement are for
                  --------
convenience only, and shall not limit or otherwise affect any of the terms hereof.

     SECTION 5.5  Applicable Law.  The parties to this Agreement acknowledge and
                  --------------
agree that this Agreement shall be governed by the laws of the State, as if this Agreement had been executed, delivered, administered and performed solely within the State even though for the convenience and at the request of the Subordinated Creditor or Borrowers, this Agreement may be executed elsewhere.

     SECTION 5.6  Notices.  All notices, requests and demands to or upon the
                  -------
parties to this Agreement shall be in writing and shall be deemed to have been given or made when delivered by hand on a Business Day, or five (5) days after the date when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or when sent by overnight courier, on the Business Day next following the day on which the notice is delivered to such overnight courier, addressed as follows:

          Borrowers:          Meridian National Corporation
                              805 Chicago Street
                              Toledo, Ohio  43611
                              Attention:  Jim Rosino

          with a copy to:     Shumaker, Loop & Kendrick, LLP
                              1000 Jackson Street
                              Toledo, Ohio 43624
                              Attention:  John W. Hilbert II

          Lender:             National Bank of Canada
                              One Cleveland Center, Suite 2430
                              1375 East Ninth Street
                              Cleveland, Ohio  44114
                              Attention:  Jack Jankovic

          with a copy to:     Arter & Hadden LLP
                              1100 Huntington Building
                              925 Euclid Avenue
                              Cleveland, Ohio  44115
                              Attention:  Eugene M. Killeen, Esq.

          Subordinated
          Creditor:           MNP Corporation
                              44225 Utica Road
                              Utica, Michigan  48317
                              Attention:   Craig L. Stormer
          with a copy to:     Jacob & Weingarten
                              2301 W. Big Beaver Road, Suite 777
                              Troy, Michigan 48084
                              Attention:  Steve Schubiner

By written notice, each party to this Agreement may change the address to which notice is given to that party, provided that such changed notice shall include a street address to which notices may be delivered by overnight courier in the ordinary course of any Business Day.

     IN WITNESS WHEREOF, the signatures and seals of Subordinated Creditor and of Borrowers are subscribed to this Agreement as of the date first written above.



                                        MNP CORPORATION,
                                        a Michigan corporation

                                        By:  /s/ Craig L. Stormer
                                             ---------------------------------
                                             Craig L. Stormer
                                             Its:  Vice President

                                   MERIDIAN NATIONAL CORPORATION,
                                   a Delaware corporation

                                   By:  /s/ James L. Rosino
                                        ----------------------------------
                                        James L. Rosino,
                                        Its:  Vice President - Finance

                                   OTTAWA RIVER STEEL CO.,
                                   an Ohio corporation

                                   By:  /s/ James L. Rosino
                                        ----------------------------------
                                        James L. Rosino,
                                        Its:  Vice President - Finance

                                   ENVIRONMENTAL PURIFICATION INDUSTRIES
                                   COMPANY,
                                   an Ohio general partnership

                                   By:  National Purification, Inc.,
                                        General Partner

                                   By:  /s/ James L. Rosino
                                        ----------------------------------
                                        James L. Rosino
                                        Its:  Vice President - Finance

                                   AND

                                   By:  MEPI Corp.,
                                        General Partner

                                   By:  /s/ James L. Rosino
                                        ----------------------------------
                                        James L. Rosino
                                        Its:  Vice President - Finance

                                   NATIONAL BANK OF CANADA

                                   By:  /s/ Jack Jankovic
                                        ----------------------------------
                                        Jack Jankovic
                                        Its:  Vice President